Bank loan	3 Months Ended
Dec. 31, 2022
Borrowings [abstract]
Bank loan

9. Bank loan

On January 24, 2022, the Company entered into a definitive credit agreement with the Bank of Montreal providing for a $10,000 secured revolving credit facility (the "Facility"), that includes an accordion feature providing for an additional $15,000 of availability (the "Accordion"), subject to certain conditions. The Facility, secured against certain assets of the Company, is available for general corporate purposes, acquisitions, and investments subject to certain limitations. Amounts drawn on the Facility bear interest at a rate determined by reference to the U.S. dollar Base Rate plus a margin of 3.00% per annum or Adjusted Term SOFR Rate plus a margin of 4.00% per annum, as applicable, and the undrawn portion is subject to a standby fee of 0.90% per annum. The Adjusted Term SOFR Rate shall mean on any day the Term SOFR Reference Rate as published by the Term SOFR Administrator for the tenor comparable to the applicable interest period, plus certain credit spread adjustments. On September 14, 2022, the Company and Bank of Montreal agreed to extend the maturity date of the Facility from March 31, 2023 to March 31, 2025. The exercise of the Accordion is subject to certain additional conditions and the satisfaction of financial covenants.

The following outlines the movement of the bank loan during year ended December 31, 2022:

($)
Balance at September 30, 2021	—
Draw-down	10,000
Less: transaction costs and fees	(597)
Gain on loan modification	(316)
Interest expense	617
Interest paid	(342)
Balance at September 30, 2022	9,362
Interest expense	279
Interest paid	(193)
Balance at December 31, 2022	9,448

On February 13, 2023, the Company announced an amended and restated credit agreement with the Bank of Montreal and the National Bank of Canada to expand its existing secured revolving credit facility (Note 17).